Government Loan	12 Months Ended
Dec. 31, 2023
Government Loan
Government loan

13. Government loan

On May 11, 2020, the Company received approximately $4.5 million in loan through the Paycheck Protection Program under the U.S. CARES Act (the “Government Loan”) to assist with payroll and other expenses at the Galena Complex during the COVID-19 pandemic. The Government Loan has a term of two years at an interest rate of 1% per annum and may be forgiven if proceeds are used for payroll and other specifically defined expenses and employee and compensation levels are maintained. The Company received confirmation via letter dated March 31, 2022 from the U.S. Small Business Administration that $4.3 million of the Government Loan has been forgiven resulting in a gain on forgiveness recognized through profit or loss during the year ended December 31, 2022.